EXHIBIT 99.1
Contacts:

Sidney Hinton President and CEO 919-453-1750	Philip Bourdillon/Gene Heller Silverman Heller Associates 310-208-2550
New PowerSecure Subsidiary Helps Grocery
Chains Reduce Energy Consumption
WAKE FOREST, N.C. — September 27, 2007 — PowerSecure International, Inc. (Nasdaq: POWR) has launched a new subsidiary, EfficientLights, that will design and manufacture lighting solutions specifically aimed at substantially reducing the energy consumed in lighting grocery stores.
According to Sidney Hinton, president and chief executive officer of PowerSecure, EfficientLights leading product — LEDs for freezer lighting — offers a compelling alternative to the fluorescent lighting that pervades the industry today. “We have initiated demonstration sites with a number of retailers, with others to be installed in the coming weeks, and we are very encouraged by the preliminary results and the feedback from the customers,” said Hinton. “Not only does the new LED solution use approximately one-third the energy of a comparable fluorescent unit, it also extends the life of the lighting fixture in this application, thus reducing maintenance costs.
“EfficientLights and the business model behind it will give us the opportunity to expand our relationships with our existing retail customers and to establish relationships with new retail customers, both regional and national,” added Hinton. “Additionally, EfficientLights provides PowerSecure with proprietary products and solutions that we can market through our utility relationships, thus enabling our utility partners to broaden their offerings to their customers. As energy prices continue increase, and as climate change becomes a greater and greater concern for society at large, the importance and viability of energy conservation increases significantly. PowerSecure is committed to serving our customers and utility allies by finding the best conservation technologies and bringing them to market for the benefit of both of these important constituencies.
“Last but by no means least,” said Hinton, “we anticipate that EfficientLights, through LEDs and other energy solutions, will contribute materially to the future growth of PowerSecure.”
About PowerSecure International:
PowerSecure International, Inc. is a leading provider of energy management and conservation solutions to utilities and their commercial, institutional, and industrial customers. PowerSecure partners with utilities to design and install Interactive Distributed Generation® systems and services that manage load curtailment and peak demand conditions, enhance system reliability and provide customers with emergency power during outages. PowerSecure also provides utilities with legal and regulatory consulting, energy system engineering and construction, and energy conservation services.
Additional information is available at www.powersecure.com.
Safe-Harbor Statement:
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the anticipated benefits of the LED lighting solution mentioned herein and EfficientLights’ anticipated contribution to the growth of PowerSecure, and other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
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